AXA PREMIER VIP TRUST

SUPPLEMENT DATED OCTOBER 14, 2009 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2009

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with updated information regarding several of the Portfolios of the Trust.

*****

At a special meeting of shareholders of the Multimanager Health Care Portfolio (“Health Care Portfolio”) on September 10, 2009, shareholders voted to approve the Reorganization of the Health Care Portfolio into the Multimanager Aggressive Equity Portfolio, a separate investment portfolio of the Trust (the “Reorganization”). The Reorganization occurred on September 18, 2009. As a result of the Reorganization, all references to the Health Care Portfolio are hereby deleted.

*****

The following information replaces the third sentence of the first paragraph listed under the heading “The Portfolios – Mid Cap Value Portfolio” on page 5 of the SAI:

For purposes of this portfolio, mid-capitalization companies generally are considered to be those whose market capitalization is, at the time of investment, generally within the range of capitalization of companies in the Russell 2500 Index or the Russell Midcap Index. Companies whose capitalization no longer meets this definition after purchase may continue to be considered mid-capitalization companies.

The following sentence replaces the first sentence of the second paragraph listed under the heading “The Portfolios – Mid Cap Value Portfolio” on page 5 of the SAI:

The Index Allocated Portion of the portfolio seeks to track the performance of the Russell 2500 Value Index or the Russell Midcap Index.

*****

The following information replaces in its entirety the section under the heading “The Portfolios – Technology Portfolio” on page 6 of the SAI:

Technology Portfolio. Under normal circumstances, the portfolio intends to invest at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies principally engaged in the technology sector. For purposes of this policy, financial instruments that derive their value from such companies will be counted toward compliance with the policy. Such companies include, among others, those in the internet products and services, computer, electronic, hardware and components, communication, software, e-commerce, information service, healthcare equipment and services, including medical devices, biotechnology, chemical products and synthetic materials, defense and aerospace, environmental services, nanotechnology, energy equipment and services, and electronic manufacturing services. The portfolio does not limit its investment to issuers within a specific market capitalization range. The portfolio can invest in securities of both U.S. and foreign companies.

The Index Allocated Portions of the portfolio seeks to track the performance of the S&P North American Technology Sector Index. Generally, the Index Allocated Portion utilizes a passive, full replication investment style in which it will own the same stock and sectors in approximately the same weights as the index. Under this passive investment style, the Index Allocated Portion seeks to achieve (before expenses) the total return performance of the index while maintaining as minimal tracking error as possible. It is anticipated that the portfolio will normally invest a majority of its assets in securities of U.S. issuers but the portfolio may invest up to 50% of its assets in equity securities, including depositary receipts, of foreign companies, including those issued by issuers in developing countries.

The ETF Allocated Portion invests in ETFs that meet the investment criteria of the Portfolio as a whole. The ETFs in which the ETF Allocated Portion may invest may be changed from time to time without notice or shareholder approval. An investor in the Portfolio will bear the expenses of the Portfolio as well as the indirect expenses associated with the ETFs held by the ETF Allocated Portion. As a result, the fees and expenses of the Portfolio may increase as a result of investing in ETFs.

AXA Equitable anticipates, under normal circumstances, allocating approximately 30% of the portfolio’s net assets to the Index Allocated Portion, approximately 50% of net assets among the Active Allocated Portions, and approximately 20% of its net assets to the ETF Allocated Portion.

*****

The following information replaces in its entirety the section under the heading “Portfolio Holdings Disclosure Policy” on page 38 of the SAI:

It is the policy of the Trust to safeguard against misuse of the Portfolios’ portfolio holdings information and to prevent the selective disclosure of such information. Each Portfolio will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Trust generally discloses top portfolio holdings (typically the Portfolios’ top ten holdings) on a monthly basis. Except as noted below, all such information generally is released with a 30-day lag time, meaning top ten portfolio holdings information as of the end of the month generally is not released until the 30th day of the following month. This information is available upon request and on the website of AXA Equitable Life Insurance Company (“AXA Equitable”), which is located at http://www.axa-equitable.com. Portfolio holdings information less than 30 days stale and all trade information is restricted, with the exceptions noted below, to employees responsible for fund administration, fund analysis and legal or compliance matters. With respect to the Trust’s funds-of-funds portfolios, information regarding such Portfolios’ holdings information is available daily, on a one-day lag, upon request and at www.axa-equitable.com.

The Trust, through the Funds Management Group of AXA Equitable (“FMG” or “Manager”), may provide non-public portfolio holdings data to certain third- parties prior to the release of such information to the public as described above. The Manager currently has ongoing arrangements with certain third-party data services (Vestek), mutual fund evaluation services (Lipper Analytical Services and Morningstar) and consultants (Evaluation Associates LLC, Rocaton Investment Advisors, LLC and Standard & Poor’s Investment Advisory Services LLC). Each of these third parties receives portfolio holdings information at month ends, with the exception of Vestek, which receives such information daily. Each of these third parties is subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information in violation of applicable federal securities laws.

In addition, current non-public portfolio holdings information may be provided as frequently as daily as part of the legitimate business purposes of each Portfolio to the following service providers and other organizations: the Manager; the Advisers; the independent registered public accounting firm; the custodian; the administrator; the sub-administrator; the transfer agent; counsel to the Portfolios or the non-interested trustees; regulatory authorities; pricing services (Pricing Direct, Interactive Data Corporation, J.J. Kenney, Loan Pricing Corporation, Muller Data, Bloomberg, Reuters, Mark-It Partners); peer analysis services (Mellon Analytics); performance review services (Evestment Alliance, Informais); back office services (iX Partners, Ltd., Sunguard Financial, Principal Global Investors, The Bank of New York Mellon Corporation); research tool/quote system (Thomson); trade execution analysis (Plexus, Elkins McSherry, Abel Noser); data consolidator (Electra); trade order management services (ITG, Macgregor XIP, Charles River, TCS); books and records vendor (Checkfree); GIPS auditor (Vincent Performance Services); auditor (PwC); marketing research services (Strategic Insights); portfolio analysis services (Barra TotalRisk System); commission tracking (Congent Consulting); accounting systems or services (Advent Software Eagle Investment Systems Corp., Portia); software vendors (CDS/Computer, The MacGregor Group, OMGEO LLC, Radianz); analytic services or tools (FactSet Research Systems Inc., Investment Technology Group, Inc., Investor Tools Perform, MSCI Barra, Inc., Saloman Analytics, Inc., Wilshire Analytics/Axiom, Wilshire (Compass)); legal services (Palmer & Dodge LLP); corporate actions and trade confirmation (Brown Brothers Harriman & Co.); OTC derivative products and portfolio holdings (State Street Bank and Trust Company); ratings agencies (Standard & Poors’s, Moody’s); index provider (Frank Russell); consulting firms (Mercer, CRA RogersCasey; Macro Consulting); data provider (InvestorForce); broker-dealers who provide execution or research services to the Portfolios; broker-dealers who provide quotations that are used in pricing; financial printers (R.R. Donnelley); and proxy voting services (Riskmetrics Group and Broadridge Financial Solutions, Inc.). The entities to whom each Portfolio voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Portfolio, are subject to a duty to treat non-public portfolio holdings information confidentially and a duty not to trade on such information in violation of applicable federal securities laws.

On a case-by-case “need to know” basis, the Trust’s Chief Financial Officer or Vice President, subject to the approval of FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer, may approve the disclosure of additional portfolio holdings information if such disclosure is in the best interests of Portfolio shareholders. In all cases, the approval of the release of non-public portfolio holdings information by FMG’s Legal and Compliance Group must be based on a determination that such disclosure is in the best interests of the Portfolios and their shareholders, that there is a legitimate business purpose for such disclosure and that the party receiving such information is subject to a duty to treat the information confidentially and a duty not to trade on such information in violation of applicable federal securities laws. The Trust does not disclose its portfolio holdings to the media and will not release portfolio trades information.

FMG is responsible for administering the release of portfolio holdings information with respect to the Portfolios. Until particular portfolio holdings information has been released to the public, and except with regard to the third parties described above, no such information may be provided to any party without the approval of FMG’s Legal and Compliance Group, which approval is subject to the conditions described above. No compensation is received by the Trust, the Manager or any other person in connection with their disclosure of portfolio holdings information.

FMG’s Legal and Compliance Group and the Trust’s Chief Compliance Officer monitor and review any potential conflicts of interest between the Portfolios’ shareholders and the Manager, distributors and their affiliates that may arise from the potential release of portfolio holdings information. The Trust’s Board of Trustees approved this policy and determined that it is in the best interest of the Portfolios. The Board of Trustees oversees implementation of this policy and receives quarterly reports from the Trust’s Chief Compliance Officer regarding any violations or exceptions to this policy that were granted by FMG’s Legal and Compliance Group.

*****

The following information replaces the third sentence of the first paragraph the section under the heading “The Administrator” on page 56 of the SAI:

For these administrative services, with respect to all portfolios except the Allocation Portfolios and the Target Allocation Portfolios, the Trust pays AXA Equitable a fee at an annual rate of 0.15% of the Trust’s total average net assets (excluding the Allocation Portfolios and the Target Allocation Portfolios) up to and including $15 billion; 0.125% of the Trust’s total average net assets in excess of $15 billion and up to and including $30 billion; and 0.100% of total Trust assets in excess of $30 billion, plus $32,500 per portfolio and an additional $32,500 for each portion of a portfolio for which separate administrative services are provided (e.g. portions of a portfolio allocated to separate sub-advisers and/or managed in a discrete style).

*****

Firsthand Capital Management, Inc. (“Firsthand”) no longer serves as a sub-adviser to an allocated portion of the Technology Portfolio. RCM Capital Management LLC, SSgA Funds Management, Inc., and Wellington Management Company, LLP will remain as sub-advisers to the Technology Portfolio. Accordingly, all references to Firsthand are hereby deleted.

Thomas C. Ognar and Bruce C. Olson no longer serves as portfolio managers to one of the allocated portions of the Small Cap Growth Portfolio advised by Wells Capital Management, Inc. (“WellsCap”). Jerome Philpott and Stuart Roberts will continue to manage the remaining allocated portion of the Small Cap Growth Portfolio advised by WellsCap. Accordingly, all references to Messrs. Ognar and Olson are hereby deleted.

William V. Fries no longer serves as a portfolio manager for the Multimanager Large Cap Core Equity Portfolio. Accordingly, all references to Mr. Fries in the SAI are hereby deleted.